UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

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AQUILA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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This filing consists of the investor presentation distributed by Aquila, Inc. through its external internet site on February 7, 2007.

February 7, 2007 Great Plains Energy/Aquila Black Hills/Aquila Two Strategic Transactions Provide - Reliable Service to Customers - Enhanced Shareholder Value Mike Chesser, Chairman & CEO, Great Plains Energy Rick Green, Chairman, President & CEO, Aquila, Inc. David Emery, Chairman, President & CEO, Black Hills Corporation

Safe Harbor Language Information Concerning Forward-Looking Statements Statements made in this document that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Great Plains Energy, Aquila, Inc. and Black Hills Corporation are providing a number of important factors, risks and uncertainties that could cause actual results to differ materially for the provided forward-looking information. These include: obtaining shareholder approvals required for the transactions; the timing of, and the conditions imposed by, regulatory approvals required for the transactions; satisfying the conditions to the closing of the transactions; Great Plains Energy and Black Hills Corporation successfully integrating the acquired Aquila, Inc. businesses into their respective operations, avoiding problems which may result in either company not operating as effectively and efficiently as expected; the timing and amount of cost-cutting synergies; unexpected costs or unexpected liabilities, or the effects of purchase accounting may be different from the companies’ expectations; the actual resulting credit ratings of the companies or their respective subsidiaries; the effects on the businesses of the companies resulting from uncertainty surrounding the transactions; the effect of future regulatory or legislative actions on the companies; and other economic, business, and/or competitive factors. Additional factors that may affect the future results of Great Plains Energy, Aquila, Inc. and Black Hills Corporation are set forth in their most recent quarterly report on Form 10-Q or annual report on Form 10-K with the Securities and Exchange Commission ("SEC"), which are available at www.greatplainsenergy.com, www.aquila.com and www.blackhillscorp.com, respectively. Great Plains Energy, Black Hills Corporation and Aquila, Inc. undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. 2

Additional Information Additional Information and Where to Find It In connection with the acquisition of Aquila, Inc. by Great Plains Energy, Great Plains Energy intends to file with the SEC a registration statement on Form S-4, containing a joint proxy statement/prospectus and other relevant materials. The final joint proxy statement/prospectus will be mailed to the stockholders of Great Plains Energy and Aquila, Inc. INVESTORS AND SECURITY HOLDERS OF GREAT PLAINS ENERGY AND AQUILA, INC. ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GREAT PLAINS ENERGY AND AQUILA THE ACQUISITION. The registration statement and joint proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by Great Plains Energy or Aquila, Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents (when they are available) filed with the SEC by Great Plains Energy by directing a request to: Great Plains Energy, 1201 Walnut, Kansas City, MO 64106, Attn: Investor Relations. Investors and security holders may obtain free copies of the documents filed with the SEC by Aquila, Inc. by contacting Aquila, Inc., 20 West Ninth Street, Kansas City, MO 64105, Attn: Investor Relations. Participants in Proxy Solicitation Great Plains Energy, Aquila, Inc. and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies relating to the proposed transaction. Information about the executive officers and directors of Great Plains Energy and their ownership of Great Plains Energy common stock is set forth in Great Plains Energy’s Annual Report on Form 10-K for the year ended December 31, 2005, which was filed with the SEC on March 8, 2006, and the proxy statement for Great Plains Energy’s 2006 Annual Meeting of Stockholders, which was filed with the SEC on March 20, 2006. Information regarding Aquila’s directors and executive officers and their ownership of Aquila, Inc. common stock is set forth in Aquila’s Annual Report on Form 10-K for the year ended December 31, 2005, which was filed with the SEC on March 7, 2006 and the proxy statement for Aquila’s 2006 Annual Meeting of Stockholders, which was filed with the SEC on March 24, 2006. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Great Plains Energy, Aquila, Inc. and their respective executive officers and directors in the proposed transaction by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. 3

Transaction Summary 4 Asset Sale Transaction: 4 Black Hills Corporation will acquire Aquila’s gas utility properties in CO, IA, NE and KS, and electric utility property in CO 4 Asset sale consideration: $940 million in cash, subject to closing adjustments 4 Black Hills to assume liabilities of the acquired utility properties 4 No financing condition Merger Transaction: 4 Newly formed subsidiary of Great Plains Energy merges into Aquila, with Aquila surviving 4 Merger consideration: – $1.80 + 0.0856 of a share of Great Plains Energy common stock for each share of Aquila – 40% in cash and 60% in stock – Implied value of $4.54 per share, based on Great Plains Energy closing price on Feb. 6, 2007 – Pro forma ownership : 73% Great Plains Energy / 27% Aquila – Taxable transaction to Aquila shareholders Dividend Policy: 4 Great Plains Energy annual dividend of $1.66 per share expected to be maintained Great Plains Energy Governance: 4 Michael Chesser to remain Chairman and CEO 4 No change to Great Plains Energy Board of Directors or senior executive team as a result of the transaction 4 Corporate headquarters to remain in Kansas City, MO Conditions & Approvals: 4 Aquila and Great Plains Energy shareholders, FERC, HSR, and state approvals (Missouri, Kansas, Colorado, Iowa and Nebraska) and other customary conditions 4 Each of the two transactions is conditioned on the completion of the other transaction 4 Expected closing in approximately 1 year

5 Focused regional acquisition and attractive strategic growth opportunity delivers significant value to Great Plains Energy and Aquila stakeholders Solid rate base growth plan consistent with KCP&L’s balanced Comprehensive Energy Plan Adjacent utility territories provide ease of integration and significant synergy opportunity Expected to be modestly dilutive in 2008 and accretive beginning in 2009 Co-owners of Iatan 1 and Iatan 2 Attractive growth profile at Aquila’s MO utilities consistent with Great Plains Energy’s Strategic Intent Strong regulatory, community & political relationships in MO Opportunity to fill Aquila’s generation needs Improves credit profile with more regulated business Lower anticipated rate increases for Aquila customers Acquiring only Aquila’s properties that are strategic to GXP Great Plains Energy’s Strategic Rationale Acquisition of Aquila advances Great Plains Energy’s Strategic Intent Great Plains Energy to acquire Aquila for cash and stock STRATEGIC INTENT:  Increase Shareholder Value  Improves Total Living Environment

Transaction Structure

1. The Asset Sale

Black Hills Corporation acquires selected Aquila assets and liabilities for cash

Aquila retains Missouri Public Service and St. Joseph L&P utilities, as well as assets in Aquila's merchant segment



Black Hills Corporation
Colorado Gas and Electric
Iowa Gas
Kansas Gas
Nebraska Gas
Assets & Liabilities
$940M Cash
Aquila

2. The Merger

Great Plains Energy acquires Aquila for cash and stock



Aquila Shareholders
Cash (40%)
Stock (60%)
Great Plains
KCP&L
Acquisition Corp.
Merger
Aquila

3. Resulting Structure



Great Plains Energy Shareholders
Former Aquila Shareholders
~73% Ownership
~27% Ownership
Great Plains Energy
KCP&L
Aquila

6

Benefits to Aquila Shareholders and Customers Rick Green, Chairman, President & CEO Aquila, Inc.

Aquila
Providing Energy For Better Living

Aquila Overview

Aquila

Domestic Utility Divisions[1]

Electric Utilities

MPS / SJLP
- Missouri Public Service ("MPS") and St. Joseph Light & Power ("SJLP")
- ~304,000 electric customers
- 1,733 MW owned generation (53% coal, 24% gas, 23% oil)

Colorado Electric
- ~92,000 electric customers
- 102 MW owned generation (42% coal, 28% gas, 29% oil)

(1) Pro forma for the sale of Kansas Electric.

Gas Utilities

Colorado Gas
- ~64,000 gas customers

Nebraska Gas
- ~193,000 gas customers

Iowa Gas
- ~146,000 gas customers

Kansas Gas
- ~106,000 gas customers

Aquila Merchant Services

Crossroads Peaker
- 340 MW gas–fired peaking plant in MS

Gas / Merchant Book
- 14 gas contracts
- ~300 MMBtu/day throughput
- Hedged

Aquila Service Territory[1]



Aquila Gas
Aquila Electric
NE
IA
CO
KS
MO

(1) Pro forma for sale of Kansas Electric.

8

9 Aquila shareholders participate in upside potential through receipt of Great Plains Energy stock Enhanced rate base investment improves long-term growth prospects Transaction anticipated to result in investment grade credit rating for Aquila debt Ability to lower Aquila supply costs by leveraging KCP&L’s generation portfolio Significant synergies anticipated to result from transaction Aquila shareholders benefit from Great Plains Energy’s stable and attractive dividend Aquila customers expected to benefit from: Improved reliability and customer service Lower projected rate increases Benefits for Aquila Shareholders & Customers

Benefits to Black Hills Shareholders David Emery, Chairman, President & CEO Black Hills Corporation

The opportunity of this transaction: Significant scale and scope expansion – 93,000 electric and 523,000 gas customers Opportunity to benefit from economies of scale, new resources, workforce innovation, adaptability and business practices We have the strategy, skills, experience & track record to make this deal work: Strong utility operations with commitment to superior customer service, reliability, efficiency and cost control Constructive regulatory relationships Committed to environmental safety Strong commitment to the communities we serve The transaction is good for customers, investors and employees: Customers benefit from improved economies of scale, operational efficiencies and integrated business functions Investors benefit from expanded operations, enhanced cash flow and earnings, improved growth potential, lower risk profile and investment-grade credit rating Employees will have increased opportunity for personal and professional growth Lower overall business risk: Expanded utility operations provide more stable cash flows Stable service territories in KS, NE and IA, with high growth in CO Diversifies regulatory and geographic exposure Black Hills - Merits of Acquisition 11

Black Hills – Assets of Combination Rapid City Profile of the Combined Company (Based on recent public information) Total assets ~ $3 Billion Regulated customers: Electric 197,000 Customers Gas 556,000 Customers Total regulated customers 753,000 Customers Power generation resources: Regulated, operated 537 MW Regulated, contracted 398 MW Regulated, under construction 90 MW Independent power production 1,000 MW Total generation 2,025 MW Natural gas and oil reserves ~ 170 BCFE Coal reserves ~ 290 million tons Natural gas marketing average daily physical volume 1.4 million MMBTU Regulated operations in 7 states Wholesale energy operations in 12 states Black Hills Assets Utility operations Power generation Gas production Oil production Coal mine Energy marketing Acquired Assets Utilities in CO, KS, NE and IA 12

Black Hills – Utilities of Combination DESCRIPTION OF UTILITIES Seven adjoining states in Midwest and Rockies with similar demographics and business environments Cheyenne Light WY CO NE KS IA Rapid City Black Hills Power SD MT 13 Number of Annual Utility Customers Energy Sales Black Hills Power 65,000 3.1 million MWH Cheyenne Light (electric) 39,000 0.9 million MWH Cheyenne Light (gas) 33,000 8.1 BCF Subtotal, existing 137,000 4.0 million MWH 8.1 BCF Colorado Electric ( ) 93,000 2.0 million MWH Colorado Gas ( ) 68,000 7.1 BCF Kansas Gas ( ) 108,000 22.5 BCF Nebraska Gas ( ) 198,000 18.0 BCF Iowa Gas ( ) 149,000 27.3 BCF Subtotal, new 616,000 2.0 million MWH 74.9 BCF Total, combined 753,000 6.0 million MWH 83.0 BCF

A sound transaction – strategically, operationally and financially Attractive, geographically diverse assets with stable or growing customer bases Balanced financing strategy Accretive to EPS after one year of transition costs Expansion of retail utility footprint and addition of rate-base assets provides stable, predictable cash flows and earnings Commitment to relationship-based regulatory processes Upside potential with vertical integration of acquired electric properties Black Hills – Recap 14

Great Plains Energy Transaction Details Mike Chesser, Chairman & CEO Great Plains Energy

Post-Transaction Great Plains Energy Service Territory 16 Electric Service Territories Aquila Great Plains Energy Adjacent Service Territories Provide Greater Scope and Scale Bridge Strategy Group, LLC Kansas Missouri Nebraska St. Joseph Lee’s Summit Lenexa Source: SNL Financial LC Bridge Strategy Group LLC

Key Operating Statistics 48% 3.4 2.3 Rate base* ($billion) 55% 9% 36% 55% 14% 31% Generation Capacity Coal Nuclear Gas/Oil 60% 796,000 498,000 Customers* 47% 1,666 1,131 Revenues* ($million) 22.5 25.3 5,778 KCP&L & Aquila 14.9 19.6 4,053 KCP&L % change 51% Sales to retail consumers* (MMWh) 29% Generation* (MMWh) 43% Generation capacity* (MW) Source: 2005 10K and FERC Form 1 for KCPL, MPS, and SJLP 17 --- (30)% 15%

Combined Regulatory Plan 18 2006 Aquila Rate Case Concludes May 2007 2007 KCP&L Rate Cases Missouri case filed on February 1, 2007 Kansas case to be Filed March 1, 2007 2007 Merger Case Merger approval After transaction close, rate increases to Aquila’s customers are anticipated, overall, to be significantly lower vs. Aquila’s stand-alone plan.

Financial Highlights Approximately $500M in total synergies over 5 yrs.; $315M net of costs to achieve Transaction expected to be modestly dilutive in 2008 and accretive beginning in 2009 Enhanced earnings growth prospects Increased ownership of low-cost coal generation: Iatan 1 and Iatan 2 Capital investments consistent with KCP&L’s CEP (generation, environmental, system improvement, and customer efficiency/affordability programs) Great Plains Energy’s long-term equity ratio target remains approximately 55% Funding mix for capital projects associated with the Aquila transaction expected to be similar to KCP&L’s CEP projects $265m of Black Hills’ transaction proceeds anticipated for debt retirement Strengthened balance sheet supports needed capital improvements at Aquila Efficient use of Aquila’s tax benefits Minimal tax on sale of assets to Black Hills Remaining operating and capital loss tax benefits to be utilized in the next 5 years 19

Great Plains Energy Transaction Synergies Shared Services Operations Supply Chain Interest Estimated Synergies Average $100mm per Year 2008-2012 Estimated Synergies: $500mm 20 $92 $101 $102 $102 $103 Total (annual) $143 $119 $50 $188 5-yr total $500 Operations 24% Shared Services 29% Interest Savings 37% Supply Chain 10% 28 29 29 29 28 16 24 25 25 29 10 10 10 10 10 38 38 38 38 36 2008 2009 2010 2011 2012

Planned capital projects for Aquila are consistent with the elements of KCP&L’s existing CEP - designed to ensure environmentally sound generation and low-cost, reliable service for customers New generation investment at Iatan 2 and environmental investment at Iatan 1 are already underway 2007 –2011 estimated rate base CAGR of about 15.8% Estimated Aquila Capital Expenditures 21 ($ in millions) Post-Transaction Period Total 2007E 2008E 2009E 2010E 2011E '07-'11 Base Capex $115 $167 $122 $131 $106 $640 New Generation 81 112 68 31 - 291 Environmental 80 24 0 0 - 104 Infrastructure Investment 8 17 66 95 60 245 Demand Response/Energy Efficiency - 5 5 15 15 40 $680 Total Capex $284 $324 $260 $271 $181 $1,320 Aquila Estimated Ratebase $1,068 $1,224 $1,339 $1,841 $1,918 Capex Consistent With CEP

Projected Transaction Timeline Feb. 2007 Announce Transaction Q1 2007 Q2 2007 Q3 2007 Q4 07 Regulatory Filings Develop Integration Implementation Plan Work To Secure Regulatory Approvals (FERC, HSR, MO, KS, IA, NE, CO) Regulatory Approval Close Transaction 22 File Joint Proxy Statement & Shareholder Votes Q1 08

Summary Acquisition of Aquila advances Great Plains Energy’s Strategic Intent – acquiring only Aquila properties that are strategic Adjacent utility territories provides strong synergy opportunities Expect to benefit from Great Plains Energy’s strong regulatory relationships in MO Rate base growth plan consistent with KCP&L balanced approach Lower anticipated rates for Aquila customers Accelerates benefits for Aquila shareholders 23

February 7, 2007 Great Plains/Aquila Black Hills/Aquila